SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported) : JUNE 25, 1997


                        GLOBAL PAYMENT TECHNOLOGIES, INC.
                   FORMERLY KNOWN AS COIN BILL VALIDATOR, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                     0-25148                    11-2974651
----------------------------        -----------               ----------------
(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)



             20 EAST SUNRISE HIGHWAY, VALLEY STREAM, NEW YORK 11581
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (516) 256-1000


           -----------------------------------------------------------
           Former name or former address, if changed since last report

ITEM 5.  OTHER EVENTS.
----------------------

(a) In March 1997, Global Payment Technologies, Inc. (the "Registrant"), a Delaware corporation and wholly-owned subsidiary of Coin Bill Validator, Inc. ("CBVI"), a New York corporation, entered into an Agreement and Plan of Merger (the "Plan") with CBVI pursuant to which the Registrant and CBVI agreed that CBVI shall be merged with and into the Registrant upon which the Registrant shall survive the merger and the separate corporate existence of CBVI shall cease. The Plan received the affirmative vote of two-thirds of all outstanding shares of Common Stock of CBVI at its 1997 Annual Meeting of Shareholders. Under the Plan, the merger becomes effective immediately upon compliance with the laws of the States of New York and Delaware. On June 25, 1997 (the "Event Date"), after receiving the required approvals from the States of New York and Delaware, the Plan became effective.

           The Plan was entered into with the purpose of changing CBVI's state of incorporation from New York to Delaware and amending its corporate name. The Registrant believes that the comprehensive, modern and flexible corporate laws of the State of Delaware will provide the directors and management of the Registrant with greater certainty and predictability in managing the affairs of the corporation. The Registrant also believes that the changed name will more accurately reflect the Registrant's current business.

           As of the Event Date, each of the issued and outstanding shares of Common Stock of CBVI has been converted into the right to receive one share of the Common Stock of the Registrant. Each of the outstanding options, warrants and shares reserved for issuance upon conversion of outstanding indebtedness of CBVI, has been converted into an option, warrant or shares, as the case may be, to purchase the number of shares of the Registrant, which the holder would have owned following such exercise or conversion prior to the Event Date, with no other changes in the terms or conditions of such securities.

(b)        Not applicable.





ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
----------------------------------------------------------------------------

(a)        Not applicable

(b)        Not applicable





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



           (c)        Exhibits

                      2.         Form of  Agreement  and Plan of Merger  between
                                 the   Registrant   and  CBVI.   (1)
                      13.        Proxy  Statement  of CBVI filed on February 15,
                                 1997 (2)

---------------------------------------
(1) Incorporated by reference to the Proxy Statement of CBVI filed February 15, 1997.

(2)  Filed previously.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                               GLOBAL PAYMENT TECHNOLOGIES, INC.

                                               By: /s/ Edward Seidenberg, VP
                                                   -----------------------------
                                                    Edward Seidenberg
                                                    Vice President


Date: July 7, 1997



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